You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). SL GREEN REALTY CORP. *** Exercise Your Right to Vote *** Important Notice of Annual Meeting and Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 4, 2015. SL GREEN REALTY CORP. 420 LEXINGTON AVE. NEW YORK, NY 10170 Meeting Information Meeting Type: Annual Meeting For holders as of: The close of business on March 31, 2015 Date: June 4, 2015 Time: 11:00 A.M. EDT Location: Convene 730 Third Avenue New York, New York See the reverse side of this notice to obtain proxy materials and voting instructions. M90823-P64035

Before You Vote How to Access the Proxy Materials to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Authorize Your Proxy By Internet: To transmit your voting instructions now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please make the request for a copy as instructed below on or before May 21, 2015 to facilitate timely delivery. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: M90824-P64035 .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX

Voting Items 2. To approve, on a non-binding advisory basis, our executive compensation. 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. 4. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof. 01) John H. Alschuler 02) Stephen L. Green 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: M90825-P64035

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